UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   August 3, 2004
(Date of earliest event reported)

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition

On August 3, 2004, the company issued a press release clarifying information communicated during its second quarter 2004 financial results conference call regarding the projected impact of steel and other commodity costs on its 2004 results.  This press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: August 3, 2004	/s/ Carl J. Laurino
Carl J. Laurino
Senior Vice President & Chief Financial Officer

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of August 3, 2004

Exhibit No.	Description	Furnished Herewith

99.1	Press Release dated August 3, 2004, regarding clarification of the projected impact of steel and other commodity costs on its 2004 financial results	☒